SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (date of earliest event reported): March 22, 2001


                        COMMUNITY FIRST BANKSHARES, INC.
--------------------------------------------------------------------------------

             (Exact name of Registrant as specified in its charter)


           DELAWARE                      0-19368                 46-0391436
--------------------------        --------------------         -------------
(State or other jurisdiction           (Commission            (I.R.S. Employer
      of incorporation)                File Number)          Identification No.)


       520 MAIN AVENUE
       FARGO, NORTH DAKOTA                                        58124
-------------------------------------                       ---------------
(Address of principal executive offices)                       (Zip Code)


Registrant's telephone number, including area code: (701) 298-5600

Item 5.  OTHER EVENTS

         On March 22, 2001, Community First Bankshares, Inc. (the "Company") announced the implementation of a series of strategic initiatives to improve customer service and strengthen the Company's position as a provider of diversified financial services. These initiatives are described in detail in the Company's press release dated March 22, 2001 and attached as Exhibit 99.1 hereto.

Item 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         Exhibit 99.1      Press Release

                             SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                             Community First Bankshares, Inc.




                             By /s/  MARK A. ANDERSON
                               -------------------------------------------------
                                  Mark A. Anderson, President and
                                      Chief Executive Officer

Dated: March 22, 2001


                                       3